                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    MAS FUNDS
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      same
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
         or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)  Title of each class of securities to which transaction applies:

             N/A
             ------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:

             N/A
             ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

             N/A
             ------------------------------------------------------------------
         4)  Proposed maximum aggregate value of transaction:

             N/A
             ------------------------------------------------------------------
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             ------------------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:

             ------------------------------------------------------------------

         3)  Filing Party:

             ------------------------------------------------------------------

         4)  Date Filed:

             ------------------------------------------------------------------

                                    MAS FUNDS
                                ONE TOWER BRIDGE
                      WEST CONSHOHOCKEN, PENNSYLVANIA 19428

                    Notice of Special Meeting of Shareholders
                                 April 15, 1996

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Municipal and the PA Municipal Portfolios (the "Portfolios") of MAS Funds (the "Fund") will be held at the offices of Miller Anderson & Sherrerd, LLP (the "Adviser"), One Tower Bridge, West Conshohocken, Pennsylvania 19428, on April 15, 1996 at 9:00 a.m., local time, for the following purposes:

     1. To consider and vote upon a proposal to amend the investment objective of the Municipal Portfolio in order to allow the Adviser greater flexibility regarding the average maturity/duration of fixed-income securities purchased for the Portfolio.

     2. To consider and vote upon a proposal to amend the investment objective of the PA Municipal Portfolio in order to allow the Adviser greater flexibility regarding the average maturity/duration of fixed-income securities purchased for the Portfolio.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

All Shareholders of the Portfolios are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

Shareholders of the Portfolios of record at the close of business on February 23, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                           By order of the Board of Trustees

                                           JOHN H. GRADY, JR.
                                           Secretary

March 18, 1996

            PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT
                  IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID
                   ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    MAS FUNDS

                               MUNICIPAL PORTFOLIO
                             PA MUNICIPAL PORTFOLIO

                                ONE TOWER BRIDGE
                      WEST CONSHOHOCKEN, PENNSYLVANIA 19428

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 15, 1996

                                 PROXY STATEMENT

The enclosed proxy is solicited by and on behalf of the Board of Trustees of MAS Funds (the "Fund") in connection with the Special Meeting of Shareholders (the "Meeting") of the Municipal Portfolio and the PA Municipal Portfolio (each a "Portfolio" and, together, the "Portfolios") to be held on April 15, 1996 at 9:00 a.m., local time, at the offices of Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428. The primary purpose of the Meeting is to amend the investment objectives of the Municipal and PA Municipal Portfolios as set forth in Proposals I and II, respectively.

In addition to the solicitation of proxies by mail, officers of the Fund and employees of Miller Anderson & Sherrerd, LLP may solicit proxies in person or by telephone. All costs of solicitation (including printing and mailing this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Portfolios. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund on request. Requests should be directed to the Fund at One Tower Bridge, West Conshohocken, Pennsylvania 19428 or by calling (800) 354-8185.

Holders of record at the close of business on February 23, 1996 are entitled to vote at the Meeting or at any adjourned session. Each share is entitled to one vote. As of the record date, there were approximately 4,018,348.406 shares of the Municipal Portfolio outstanding and 1,479,358.908 shares of the PA Municipal Portfolio outstanding.

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote as recommended by the Board of Trustees. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Fund, or by voting in person at the Meeting. The mailing address of the Fund is One Tower Bridge, West Conshohocken, Pennsylvania
19428. Abstentions and proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against such proposal, but will be counted for purposes of determining whether a quorum is present and for purposes of determining whether a "majority of the outstanding voting securities" is present at the Meeting. Abstentions and broker non-votes will therefore have the effect of counting against a proposal.

In the event that sufficient votes in favor of a proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, whether or not a quorum is present. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Portfolio to which the proposal relates.

It is expected that this proxy statement will be mailed to the shareholders on or about March 18, 1996.

Proposal I requires action by shareholders of the Municipal Portfolio only, and Proposal II requires action by shareholders of the PA Municipal Portfolio. Because the changes to be voted on in the two proposals are identical, shareholders of each Portfolio should read the section entitled Discussion of Proposals I and II for an explanation of the proposals.

I.        PROPOSAL TO AMEND THE MUNICIPAL PORTFOLIO'S INVESTMENT
          OBJECTIVE.

The Trustees have approved a proposal to amend the Municipal Portfolio's investment objective. Currently, the Portfolio's investment objective is:

          To realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax, by investing in a diversified portfolio of investment grade and short-term municipal debt securities, other investment grade fixed-income securities and a limited percentage of bonds rated below investment grade (commonly referred to as junk bonds). The portfolio's average weighted maturity will ordinarily be between ten and thirty years.

Subject to shareholder approval, the Trustees have adopted the following amended investment objective:

          To realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax, by investing in a diversified portfolio of fixed-income securities.

The reasons for and the effects of this change are discussed under Discussion of Proposals I and II, below

II.       PROPOSAL TO AMEND THE PA MUNICIPAL PORTFOLIO'S
          INVESTMENT OBJECTIVE.

The Trustees have approved a proposal to amend the PA Municipal Portfolio's investment objective. Currently, the Portfolio's investment objective is:

          To realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax by investing in a diversified portfolio of investment grade and short-term municipal debt securities, other investment grade fixed-income securities and a limited percentage of bonds rated below investment grade (commonly referred to as junk bonds). The Portfolio's average weighted maturity will ordinarily be between ten and thirty years.

Subject to shareholder approval, the Trustees have adopted the following amended investment objective:

          To realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax, by investing primarily in a diversified portfolio of fixed-income securities.

                       Discussion of Proposals I and II

The change in the investment objective of each Portfolio is designed to permit Miller Anderson & Sherrerd, LLP, the Fund's investment adviser (the "Adviser"), greater flexibility in managing each Portfolio's average weighted maturity and duration. The restated objective will not require a Portfolio to maintain any particular average weighted maturity and will not specify the particular types of fixed-income instruments in which the Portfolio may invest. It is anticipated that after the change, however, the Adviser will seek to manage each Portfolio's volatility by focusing on more intermediate-term fixed-income securities than has been possible under the Portfolios' current investment objectives. In connection with the change in investment objectives, therefore, each Portfolio will adopt a policy of investing generally in fixed-income securities that will give the Portfolio an average weighted maturity of five to ten years.
Each Portfolio also will identify an index or combination of indices of intermediate-term municipal fixed-income securities against which to measure its performance.

In the event that a Portfolio's investment objective is changed as proposed, the Portfolio will continue to seek to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax (and, in the case of the PA Municipal Portfolio, exempt from Pennsylvania personal income tax), by investing in a diversified portfolio of fixed-income securities. Each Portfolio will continue to have a policy of investing at least 80% of its asset in municipal securities (as defined in the Prospectus), and the PA Municipal Portfolio also will continue to have a policy of investing at least 65% of its assets in Pennsylvania municipal securities (as defined in the Prospectus). In addition, each Portfolio may continue to invest up to 20% in high risk, high yield securities (commonly referred to as junk bonds).

In view of current market conditions, the Adviser has already decreased each Portfolio's average weighted maturity and duration to the level contemplated by the proposed change in the Portfolios' investment objectives as a temporary defensive measure, as provided in the Fund's Prospectus. Therefore, it is not anticipated that the proposed change in the investment objectives for the Portfolios will require either Portfolio to sell many of the securities that it holds or purchase many new securities. Rather, the new investment objective will permit each Portfolio to continue their focus on intermediate-term securities undertaken recently for temporary, defensive purposes.

Each Portfolio needs the approval of its shareholders in order to amend its investment objective. If either Portfolio's Proposal is not approved, that Portfolio's current investment objective will remain unchanged and the Trustees will consider other appropriate alternatives.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT
TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO
VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO THE
RESPECTIVE PORTFOLIO'S INVESTMENT OBJECTIVES.

             GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

Investment Adviser and Administrator

The Adviser and Administrator to the Fund, Miller Anderson & Sherrerd, LLP is a Pennsylvania limited partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of January 30, 1996 had approximately $35 billion in assets under management. On January 3, 1996, Morgan Stanley Group Inc. acquired the Adviser in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of the Adviser. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of the Adviser. In connection with this transaction, the Adviser entered into a new investment management agreement with the Fund dated as of January 3, 1996, which agreement was approved by the shareholders of each of the Fund's portfolios at a special meeting on October 6, 1995.

Distribution of Shares

MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), One Tower Bridge, P.O. Box 868, West Conshohocken, Pennsylvania 19428-0868, is the Distributor for the Fund pursuant to a distribution agreement with the Fund. In connection with the transaction with Morgan Stanley Group Inc. described above, the Distributor entered into a new distribution agreement with the Fund dated as of January 3, 1996.

Beneficial Owners

The following table sets forth certain information as of February 23, 1996 concerning each person who is a beneficial owner of more than 5% of the Shares of the Municipal Portfolio or the PA Municipal Portfolio because he, she or it possessed or shared voting or investment power with respect to such Shares.

                             Amount of Beneficial             Percentage of
Name and Address              Ownership (Shares)           Portfolio's Shares
----------------             --------------------          ------------------




As of February 23, 1996, the Fund's trustees and officers beneficially owned less than 1% of the shares of the Portfolios.

Required Vote

Approval of each proposed amendment requires the affirmative vote of the lesser of either (1) holders of at least a majority of the outstanding shares of the relevant Portfolio or (2) holders of at least 67% of the shares of the relevant Portfolio represented in person or by proxy at the Meeting if at least a majority of the outstanding shares of that Portfolio is so represented.

Shareholder Proposals

As a Pennsylvania business trust, the Fund is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to the Secretary of the Fund, John H. Grady, Jr., c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428, to be considered for inclusion in the Fund's proxy statement for a subsequent meeting.

Other Matters

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

               SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE
                  THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                       MAS Funds -- Municipal Portfolio
           Proxy for Special Meeting of Shareholders, April 15, 1996

         The undersigned Shareholder(s) of the Municipal Portfolio ("Portfolio") of MAS Funds (the "Fund"), revoking previous proxies, hereby appoint(s) Douglas
W. Kugler and John H. Grady, Jr., and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on April 15, 1996, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting the amendment of the Portfolio's investment objective and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Fund which recommends a vote "FOR" the following proposals:

     I.        To approve an amendment to the Portfolio's investment objective.

                   [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

     II.       Not applicable.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the proposal to amend the Portfolio's investment objective and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, Trustee or guardian, please print your full title below your signature.

Dated: _____________, 1996                  -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature

Please date, sign and return promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you do attend the Meeting.

                      MAS Funds -- PA Municipal Portfolio
           Proxy for Special Meeting of Shareholders, April 15, 1996

         The undersigned Shareholder(s) of the PA Municipal Portfolio ("Portfolio") of MAS Funds (the "Fund"), revoking previous proxies, hereby appoint(s) Douglas W. Kugler and John H. Grady, Jr., and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on April 15, 1996, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting the amendment of the Portfolio's investment objective and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Fund, which recommends a vote "FOR" the following proposals:

     I.        Not applicable.

     II.       To approve an amendment to the Portfolio's investment objective.

                 [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the proposal to amend the Portfolio's investment objective and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, Trustee or guardian, please print your full title below your signature.

Dated: _____________, 1996                  -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature

Please date, sign and return promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you do attend the Meeting.